UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

BNY Mellon Sustainable U.S. Equity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

ANNUAL REPORT May 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Sustainable U.S. Equity Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Sustainable U.S. Equity Fund, Inc. (formerly, The Dreyfus Sustainable U.S. Equity Fund, Inc.), covering the 12-month period from June 1, 2019 through May 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, equity markets benefited from the U.S. Federal Reserve’s (the “Fed”) more accommodative stance on interest rates. Trade tensions between the U.S. and China emerged at times, which disrupted markets. Despite the disruption, the pace of the U.S. economy remained steady, and stocks rose in mid-2019. Volatility subsequently returned when investors grew more concerned about the state of the global economy. However, stocks eventually rebounded, rallying through the end of 2019 due to supportive interest rate cuts and the announcement of a trade deal between the U.S. and China. Early in 2020, as COVID-19 spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Stocks posted historic losses in March 2020, but regained ground in April and May.

Fixed-income markets benefited from Fed interest rate cuts and investor concerns about an economic slowdown. Responding to global economic concerns, the Fed reduced rates in July, September and October 2019. As stocks subsequently rallied, Treasury bonds declined, and rates across much of the yield curve rose until early in 2020, when the potential threat posed by COVID-19 began to emerge. A flight-to-quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. In April and May 2020, risk-assets began to recover. Investment-grade bonds generally posted positive returns for the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2019 through May 31, 2020, as provided by portfolio managers Jeff Munroe, Yuko Takano and Rob Stewart of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended May 31, 2020, BNY Mellon Sustainable U.S. Equity Fund, Inc.’s (formerly, Dreyfus Sustainable U.S. Equity Fund, Inc.) Class A shares produced a total return of 17.40%, Class C shares returned 16.58%, Class I shares returned 17.72%, Class Y shares returned 17.70% and Class Z shares returned 17.65%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 12.83% for the same period.2

U.S. stocks gained ground during the period despite pockets of volatility. The fund outperformed the Index due in part to stock selection within the consumer discretionary and financials sectors and a lack of exposure to the energy sector.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes with sustainable business practices and have no material, unresolvable, environmental, social and governance (ESG) issues. The fund invests principally in common stocks.

The fund invests in the stocks of companies with any market capitalization but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stock of foreign companies, including up to 10% in stocks of companies in emerging-market countries that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Newton seeks attractively priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

Trade, COVID-19 and Central Bank Activity Drive Markets

Continuing trade tensions between the U.S. and China were a key influencer of investor sentiment for much of 2019. Alternating signs of progress and deterioration in the trade dispute between the two nations persistently fueled equity volatility. Concerns over slowing global growth also drove valuations during the summer months. The Federal Reserve (the “Fed”) cut interest rates three times to support markets. Equities gained over the end of 2019 as sentiment was bolstered by encouraging economic data releases and the announcement that a “phase-one” U.S./China trade deal would be signed in early 2020.

In early 2020, markets rapidly gave way to extreme risk aversion, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

apparent. Financial markets also contended with a second major exogenous shock in the form of an oil-price war between Saudi Arabia and Russia. Central bank response ramped up dramatically in March 2020, as the crisis intensified, and financial markets became progressively more distressed. Governments were also on the front foot and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. Lifted by intermittent optimism and significant fiscal and monetary policy stimulus, U.S. equity markets bounced back, continuing an upward trajectory the final months of the period.

Security Selection and Allocation Decisions Support Fund Performance

Outperformance was driven by both stock selection and sector allocation. A void in energy provided a major boost for relative returns, while an overweight to information technology and an underweight to industrials also proved particularly beneficial. Stock picking aided the relative performance of the portfolio in consumer discretionary and financials. Software company Microsoft was the portfolio’s top contributor. The business enjoyed an increase in recurring revenues during the 12 months. The technology heavyweight’s strong balance sheet stood the company in good stead, as investors’ focus quickly turned to solvency assessments in light of the COVID-19 crisis. Increased demand for the company’s cloud software, particularly the Teams app within Office 365, aided shares with people starting to work from home en masse. The review period concluded with the release of a strong set of results for the third quarter. Technology company Apple also made a strong contribution to relative returns. Shares enjoyed a particularly strong end to 2019, with investors appreciative of the company’s extremely compelling ecosystem and healthy growth in service revenues. Furthermore, the prospect of 5G connectivity in 2020 represented a catalyst for the upgrade cycle, potentially reversing a headwind to iPhone sales.

Conversely, stock selection in health care was the primary constraint on performance. Choices within industrials and consumer staples also detracted. Worries around COVID-19 and its impact on economic growth permeated the financial sector, and as mortgage spreads widened, shares in financial company Redwood Trust declined. With no clarity as to when spreads may settle, the company’s underwriting business threatened to come to a standstill. Although the balance sheet and credit lines appeared sound enough to navigate such an environment, investors considered the extent to which Redwood’s ability to generate returns in a zero-rate environment had been impaired. Stock of industrial conglomerate General Electric fell, as investors became concerned over the global downturn in airline activity. The aircraft engine manufacturer experienced disruption and reduced demand for its products as travel ground to a halt. First-quarter earnings came in below expectations, with subsidiary GE Aviation witnessing a sharp decline in orders.

Sustainable Investment with a Long-Term Focus

While U.S. equities continued on an upward trajectory over May, we expect volatility may be a feature of markets moving forward, particularly if Sino-American tensions escalate once again. We anticipate that markets will oscillate between the reassurance that governments and central banks will be standing by to support them and the uncertainty around the duration and depth of the significant economic impact resulting from COVID-19.

We continue to draw on our long-term thematic framework to guide our stock selection; and will focus intensely on company fundamentals to identify attractive opportunities. As ever,

we prize long-term growth opportunities, competitive advantage, high returns on capital and conservative balance sheets. We aim for a diversified portfolio containing a range of investment profiles. Embedding a focus on the sustainability of our investments into our analysis acts as a valuable guide to positioning the portfolio effectively for the long term and we remain focused on ensuring that it is well placed for the environment that our themes suggest we will see in the future.

June 15, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C, Class I and Class Z shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. on 5/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. with a hypothetical investment of $1,000,000 in the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. on 5/31/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 5/31/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/31/99	10.69%	7.13%	11.17%
without sales charge	8/31/99	17.40%	8.41%	11.83%
Class C shares
with applicable redemption charge †	8/31/99	15.58%	7.62%	11.02%
without redemption	8/31/99	16.58%	7.62%	11.02%
Class I shares	8/31/99	17.72%	8.73%	12.21%
Class Y shares	9/30/16	17.70%	8.71%††	12.12%††
Class Z shares	3/29/72	17.65%	8.63%	12.08%
S&P 500® Index		12.83%	9.86%	13.14%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Fund, Inc. from December 1, 2019 to May 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.80	$8.57	$3.54	$3.54	$3.94
Ending value (after expenses)	$1,019.20	$1,016.50	$1,021.60	$1,021.20	$1,020.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.80	$8.57	$3.54	$3.54	$3.94
Ending value (after expenses)	$1,020.25	$1,016.50	$1,021.50	$1,021.50	$1,021.10

†Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C, .70% for Class I, .70% for Class Y and .78% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2020

Description	Shares		Value ($)
Common Stocks - 98.0%
Banks - 5.0%
Citigroup	202,047		9,680,072
First Republic Bank	73,142		7,911,770
			17,591,842
Capital Goods - 3.1%
Acuity Brands	21,373		1,841,284
Ferguson	58,986		4,659,087
General Electric	689,052		4,527,072
			11,027,443
Consumer Durables & Apparel - 4.6%
Lennar, Cl. A	88,338		5,340,915
NIKE, Cl. B	111,394		10,981,220
			16,322,135
Diversified Financials - 3.2%
Redwood Trust	288,899	[a]	1,545,610
The Goldman Sachs Group	49,562		9,738,437
			11,284,047
Food & Staples Retailing - 2.3%
Costco Wholesale	26,163		8,070,501
Food, Beverage & Tobacco - 3.1%
PepsiCo	84,739		11,147,415
Health Care Equipment & Services - 6.5%
Abbott Laboratories	119,392		11,332,688
Medtronic	120,282		11,857,400
			23,190,088
Insurance - 2.9%
Intact Financial	106,827		10,198,163
Materials - 4.4%
Albemarle	75,023		5,740,760
Ecolab	19,090		4,058,152
International Flavors & Fragrances	44,512		5,928,553
			15,727,465
Media & Entertainment - 4.8%
Alphabet, Cl. A	11,790	[b]	16,901,201
Pharmaceuticals Biotechnology & Life Sciences - 5.9%
Gilead Sciences	131,201		10,211,374
Merck & Co.	133,119		10,745,366
			20,956,740
Retailing - 12.0%
Amazon.com	9,179	[b]	22,418,514
Dollar General	45,450		8,704,129

Description		Shares		Value ($)
Common Stocks - 98.0% (continued)
Retailing - 12.0% (continued)
eBay		246,992		11,248,016
				42,370,659
Semiconductors & Semiconductor Equipment - 5.4%
Applied Materials		169,427		9,518,409
Qualcomm		117,184		9,477,842
				18,996,251
Software & Services - 16.9%
Accenture, Cl. A		61,596		12,418,985
Fidelity National Information Services		40,238		5,586,242
Intuit		24,946		7,242,323
Mastercard, Cl. A		36,495		10,980,981
Microsoft		129,481		23,727,393
				59,955,924
Technology Hardware & Equipment - 10.0%
Apple		78,863		25,073,702
Cisco Systems		217,004		10,377,131
				35,450,833
Telecommunication Services - 3.4%
Verizon Communications		207,655		11,915,244
Utilities - 4.5%
CMS Energy		84,547		4,952,763
Eversource Energy		130,075		10,887,277
				15,840,040
Total Common Stocks (cost $260,588,560)				346,945,991
	1-Day Yield (%)
Investment Companies - 3.6%
Registered Investment Companies - 3.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $12,811,001)	0.21	12,811,001	[c]	12,811,001
Total Investments (cost $273,399,561)		101.6%		359,756,992
Liabilities, Less Cash and Receivables		(1.6%)		(5,810,060)
Net Assets		100.0%		353,946,932

a Investment in real estate investment trust within the United States.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	32.3
Consumer Discretionary	16.6
Health Care	12.5
Financials	11.0
Communication Services	8.1
Consumer Staples	5.4
Utilities	4.5
Materials	4.5
Investment Companies	3.6
Industrials	3.1
101.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 5/31/19($)	Purchases($)	Sales ($)	Value 5/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,942,222	80,441,287	(77,572,508)	12,811,001	3.6	131,260

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	260,588,560	346,945,991
Affiliated issuers	12,811,001	12,811,001
Dividends receivable		276,587
Receivable for shares of Common Stock subscribed		105,791
Prepaid expenses		38,758
		360,178,128
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		208,331
Payable for investment securities purchased		5,724,784
Payable for shares of Common Stock redeemed		179,020
Directors’ fees and expenses payable		37,626
Interest payable—Note 2		346
Other accrued expenses		81,089
		6,231,196
Net Assets ($)		353,946,932
Composition of Net Assets ($):
Paid-in capital		255,706,326
Total distributable earnings (loss)		98,240,606
Net Assets ($)		353,946,932

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	31,351,292	2,351,057	35,247,149	204,834	284,792,600
Shares Outstanding	2,404,929	213,935	2,634,072	15,228	21,213,333
Net Asset Value Per Share ($)	13.04	10.99	13.38	13.45	13.43

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $43,393 foreign taxes withheld at source):
Unaffiliated issuers	5,792,353
Affiliated issuers	131,260
Interest	39,025
Total Income	5,962,638
Expenses:
Management fee—Note 3(a)	2,035,727
Shareholder servicing costs—Note 3(c)	424,507
Professional fees	90,672
Registration fees	89,450
Prospectus and shareholders’ reports	33,604
Distribution fees—Note 3(b)	19,824
Chief Compliance Officer fees—Note 3(c)	14,781
Custodian fees—Note 3(c)	9,330
Loan commitment fees—Note 2	7,570
Directors’ fees and expenses—Note 3(d)	864
Interest expense—Note 2	346
Miscellaneous	16,342
Total Expenses	2,743,017
Less—reduction in expenses due to undertaking—Note 3(a)	(79,317)
Net Expenses	2,663,700
Investment Income—Net	3,298,938
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	9,424,460
Net realized gain (loss) on forward foreign currency exchange contracts	(18,902)
Net Realized Gain (Loss)	9,405,558
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	41,553,704
Net Realized and Unrealized Gain (Loss) on Investments	50,959,262
Net Increase in Net Assets Resulting from Operations	54,258,200

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2020	2019
Operations ($):
Investment income—net	3,298,938	3,823,644
Net realized gain (loss) on investments	9,405,558	6,153,650
Net change in unrealized appreciation (depreciation) on investments	41,553,704	15,280,209
Net Increase (Decrease) in Net Assets Resulting from Operations	54,258,200	25,257,503
Distributions ($):
Distributions to shareholders:
Class A	(907,344)	(896,452)
Class C	(48,583)	(119,428)
Class I	(798,869)	(462,446)
Class Y	(3,614)	(9,152)
Class Z	(6,792,320)	(10,969,757)
Total Distributions	(8,550,730)	(12,457,235)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	19,143,156	5,992,954
Class C	139,897	202,860
Class I	25,669,326	8,183,359
Class Y	43,500	131,440
Class Z	1,946,179	1,619,164
Distributions reinvested:
Class A	844,708	840,146
Class C	37,143	94,661
Class I	572,753	247,194
Class Z	6,510,610	10,529,896
Cost of shares redeemed:
Class A	(17,431,114)	(4,314,234)
Class C	(1,086,847)	(985,135)
Class I	(7,603,201)	(5,445,340)
Class Y	(194,292)	(88,435)
Class Z	(24,031,948)	(24,819,765)
Increase (Decrease) in Net Assets from Capital Stock Transactions	4,559,870	(7,811,235)
Total Increase (Decrease) in Net Assets	50,267,340	4,989,033
Net Assets ($):
Beginning of Period	303,679,592	298,690,559
End of Period	353,946,932	303,679,592

	Year Ended May 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,601,333	535,551
Shares issued for distributions reinvested	66,460	77,648
Shares redeemed	(1,383,843)	(393,856)
Net Increase (Decrease) in Shares Outstanding	283,950	219,343
Class Cb
Shares sold	13,222	21,018
Shares issued for distributions reinvested	3,452	10,334
Shares redeemed	(104,722)	(105,218)
Net Increase (Decrease) in Shares Outstanding	(88,048)	(73,866)
Class I
Shares sold	1,974,435	726,675
Shares issued for distributions reinvested	43,957	22,290
Shares redeemed	(604,997)	(483,178)
Net Increase (Decrease) in Shares Outstanding	1,413,395	265,787
Class Y
Shares sold	3,670	11,478
Shares redeemed	(15,605)	(7,173)
Net Increase (Decrease) in Shares Outstanding	(11,935)	4,305
Class Za
Shares sold	147,972	139,328
Shares issued for distributions reinvested	497,753	949,498
Shares redeemed	(1,870,061)	(2,142,981)
Net Increase (Decrease) in Shares Outstanding	(1,224,336)	(1,054,155)

[a]During the period ended May 31, 2019, 1,253 Class Z shares representing $15,380 were exchanged for 1,285 Class A shares.

[b]During the period ended May 31, 2020, 239 Class C shares representing $2,476 were automatically converted to 201 Class A shares and during the period ended May 31, 2019, 1,570 Class C shares representing $14,900 were automatically converted to 1,327 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended May 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.39	10.94	13.26	12.02	14.38
Investment Operations:
Investment income—net[a]	.10	.13	.08	.09	.11
Net realized and unrealized gain (loss) on investments	1.89	.80	.60	1.80	(.69)
Total from Investment Operations	1.99	.93	.68	1.89	(.58)
Distributions:
Dividends from investment income—net	(.18)	(.18)	(.10)	(.11)	(.09)
Dividends from net realized gain on investments	(.16)	(.30)	(2.90)	(.54)	(1.69)
Total Distributions	(.34)	(.48)	(3.00)	(.65)	(1.78)
Net asset value, end of period	13.04	11.39	10.94	13.26	12.02
Total Return (%)[b]	17.40	8.66	5.05	16.25	(3.86)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.04	1.11	1.26	1.23
Ratio of net expenses to average net assets	.95	.95	.95	1.26	1.23
Ratio of net investment income to average net assets	.80	1.11	.67	.76	.86
Portfolio Turnover Rate	36.37	39.66	49.82	130.14	61.45
Net Assets, end of period ($ x 1,000)	31,351	24,150	20,812	19,810	19,733

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

Class C Shares	Year Ended May 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	9.60	9.26	11.64	10.63	12.93
Investment Operations:
Investment income (loss)—net[a]	.01	.04	(.01)	(.00)[b]	.01
Net realized and unrealized gain (loss) on investments	1.58	.67	.53	1.58	(.61)
Total from Investment Operations	1.59	.71	.52	1.58	(.60)
Distributions:
Dividends from investment income—net	(.04)	(.07)	-	(.03)	(.01)
Dividends from net realized gain on investments	(.16)	(.30)	(2.90)	(.54)	(1.69)
Total Distributions	(.20)	(.37)	(2.90)	(.57)	(1.70)
Net asset value, end of period	10.99	9.60	9.26	11.64	10.63
Total Return (%)[c]	16.58	7.80	4.25	15.34	(4.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82	1.81	1.86	2.02	1.98
Ratio of net expenses to average net assets	1.70	1.70	1.70	2.01	1.98
Ratio of net investment income (loss) to average net assets	.07	.37	(.08)	(.01)	.11
Portfolio Turnover Rate	36.37	39.66	49.82	130.14	61.45
Net Assets, end of period ($ x 1,000)	2,351	2,898	3,481	4,907	6,017

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended May 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.68	11.22	13.53	12.25	14.63
Investment Operations:
Investment income—net[a]	.14	.16	.12	.14	.15
Net realized and unrealized gain (loss) on investments	1.94	.80	.62	1.83	(.70)
Total from Investment Operations	2.08	.96	.74	1.97	(.55)
Distributions:
Dividends from investment income—net	(.22)	(.20)	(.15)	(.15)	(.14)
Dividends from net realized gain on investments	(.16)	(.30)	(2.90)	(.54)	(1.69)
Total Distributions	(.38)	(.50)	(3.05)	(.69)	(1.83)
Net asset value, end of period	13.38	11.68	11.22	13.53	12.25
Total Return (%)	17.72	8.89	5.38	16.65	(3.55)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.74	.81	.95	.91
Ratio of net expenses to average net assets	.70	.70	.70	.93	.91
Ratio of net investment income to average net assets	1.04	1.36	.91	1.10	1.17
Portfolio Turnover Rate	36.37	39.66	49.82	130.14	61.45
Net Assets, end of period ($ x 1,000)	35,247	14,261	10,710	13,162	10,150

a Based on average shares outstanding.

See notes to financial statements.

Class Y Shares	Year Ended May 31,
	2020	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	11.66	11.20	13.52	12.70
Investment Operations:
Investment income—net[b]	.14	.16	.12	.10
Net realized and unrealized gain (loss) on investments	1.93	.80	.61	1.42
Total from Investment Operations	2.07	.96	.73	1.52
Distributions:
Dividends from investment income—net	(.12)	(.20)	(.15)	(.16)
Dividends from net realized gain on investments	(.16)	(.30)	(2.90)	(.54)
Total Distributions	(.28)	(.50)	(3.05)	(.70)
Net asset value, end of period	13.45	11.66	11.20	13.52
Total Return (%)	17.70	8.90	5.33	12.48[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.77	.96[d]
Ratio of net expenses to average net assets	.70	.70	.70	.94[d]
Ratio of net investment income to average net assets	1.13	1.35	1.01	1.13[d]
Portfolio Turnover Rate	36.37	39.66	49.82	130.14
Net Assets, end of period ($ x 1,000)	205	317	256	11

a From September 30, 2016 (commencement of initial offering) to May 31, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Z Shares	Year Ended May 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.68	11.21	13.53	12.25	14.62
Investment Operations:
Investment income—net[a]	.13	.15	.11	.13	.14
Net realized and unrealized gain (loss) on investments	1.94	.81	.60	1.83	(.69)
Total from Investment Operations	2.07	.96	.71	1.96	(.55)
Distributions:
Dividends from investment income—net	(.16)	(.19)	(.13)	(.14)	(.13)
Dividends from net realized gain on investments	(.16)	(.30)	(2.90)	(.54)	(1.69)
Total Distributions	(.32)	(.49)	(3.03)	(.68)	(1.82)
Net asset value, end of period	13.43	11.68	11.21	13.53	12.25
Total Return (%)	17.65	8.81	5.19	16.51	(3.57)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.81	.87	1.03	1.03
Ratio of net expenses to average net assets	.77	.78	.77	1.02	1.03
Ratio of net investment income to average net assets	1.00	1.28	.85	.99	1.05
Portfolio Turnover Rate	36.37	39.66	49.82	130.14	61.45
Net Assets, end of period ($ x 1,000)	284,793	262,053	263,433	276,028	260,967

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited (“NIM” or the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as the fund’s Sub-Adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

The fund’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I and Class Y shares, increasing authorized Class I shares from 100 million to 150 million and increasing authorized Class Y shares from 100 million to 150 million.

Effective June 3, 2019, the fund changed its name from The Dreyfus Sustainable U.S. Equity Fund, Inc. to BNY Mellon Sustainable U.S. Equity Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase.

NOTES TO FINANCIAL STATEMENTS (continued)

Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

NOTES TO FINANCIAL STATEMENTS (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of May 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	342,286,904	4,659,087††	-	346,945,991
Investment Companies	12,811,001	-	-	12,811,001

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of May 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries,

NOTES TO FINANCIAL STATEMENTS (continued)

companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,720,005, undistributed capital gains $8,663,488 and unrealized appreciation $84,857,113.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2020 and May 31, 2019 were as follows: ordinary income $4,668,696 and $4,876,050, and long-term capital gains $3,882,034 and $7,581,185, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended May 31, 2020.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2020 was approximately $23,500 with a related weighted average annualized interest rate of 1.47%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with the Adviser, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended May 31, 2020, there was no expense reimbursement pursuant to the Agreement.

The Adviser has contractually agreed, from June 1, 2019 through September 30, 2020, to waive receipt of its fees and/or assume the direct

NOTES TO FINANCIAL STATEMENTS (continued)

expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after September 30, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $79,317 during the period ended May 31, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio.The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended May 31, 2020, the Distributor retained $7,574 from commissions earned on sales of the fund’s Class A and $610 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2020, Class C shares were charged $19,824 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2020, Class A and Class C shares were charged $75,371 and $6,608, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2020, Class Z shares were charged $181,936 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2020, the fund was charged $89,419 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2020, the fund was charged $9,330 pursuant to the custody agreement.

During the period ended May 31, 2020, the fund was charged $14,781 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $170,237, Distribution Plan fees of $1,416, Shareholder Services Plan fees of $24,732, custodian fees of $4,000, Chief Compliance Officer fees of $3,130 and transfer agency fees of $21,640, which are offset against an expense reimbursement currently in effect in the amount of $16,824.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended May 31, 2020, amounted to $123,361,315 and $119,608,170, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At May 31, 2020, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2020:

Average Market Value ($)
Forward contracts	8,836

At May 31, 2020, the cost of investments for federal income tax purposes was $274,899,879; accordingly, accumulated net unrealized appreciation on investments was $84,857,113, consisting of $95,581,184 gross unrealized appreciation and $10,724,071 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Sustainable U.S. Equity Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “Fund”), including the statements of investments and investments in affiliated issuers, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 27, 2020

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended May 31, 2020 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,668,696 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund hereby reports $.0100 per share as a short-term capital gain distribution and $.1450 per share as a long-term capital gain distribution paid on December 5, 2019.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 114

———————

Francine J. Bovich (68)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 68

———————

J. Charles Cardona (64)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman of the (2013-2016) and Executive Vice President (1997-2013) of the MBSC Securities Corporation (“MBSC”)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Director (2020-Present)

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 32

———————

Andrew J. Donohue (69)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 54

———————

Isabel P. Dunst (73)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel (2015-2018); Partner (1990-2015)

No. of Portfolios for which Board Member Serves: 32

———————

Nathan Leventhal (77)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., a public company that designs sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 46

———————

Robin A. Melvin (56)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 92

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Roslyn M. Watson (70)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Membership During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 54

———————

Benaree Pratt Wiley (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ, Inc., a public company providng professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 74

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 52

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 114 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 137 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

BNY Mellon Sustainable U.S. Equity Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Y: DTCYX Class Z: DRTHX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2020 BNY Mellon Securities Corporation 0035AR0520

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,838 in 2019 and $34,853 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,807 in 2019 and $7,323 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,525 in 2019 and $2,907 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,691 in 2019 and $1,795 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $679,886 in 2019 and $751,270 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    July 27, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    July 24, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)